                                                                   Exhibit 10.24

                                LOCK-UP AGREEMENT

            The  undersigned is the beneficial  owner of shares of common stock,
$0.001  par value per  share  (the  "COMMON  STOCK"),  securities  substantially similar to the Common Stock ("OTHER SECURITIES"), or securities convertible into or  exercisable  or  exchangeable  for the  Common  Stock  or  Other  Securities
("Convertible  Securities"),  of Health Benefits Direct Corporation,  a Delaware
corporation  (the  "COMPANY"),  (including  shares of Common  Stock  acquired in connection with the  contribution  by such persons of certain limited  liability company  membership  interests of predecessor  businesses to the Company),  such securities,  and  all  such  additional  securities  owned  or  acquired  by the undersigned,  subject to this Agreement.  The undersigned  understands  that the
Company   intends  to  enter   into  a  reverse   merger   transaction   with  a
publicly-traded  company,  concurrently  with  a  private  placement  of  up  to
$7,500,000 worth of Units,  with each Unit consisting of 50,000 shares of Common
Stock and a warrant to  purchase  25,000  shares of Common  Stock (the  "FUNDING
TRANSACTIONS").

            In  recognition  of the benefit that the Funding  Transactions  will confer upon the undersigned, and for other good and valuable consideration,  the receipt  and  sufficiency  of which are  hereby  acknowledged,  the  undersigned agrees,  for the  benefit  of the  Company,  and each  investor  in the  Funding
Transaction,  that,  during the period  ending twenty four (24) months after the closing of the Funding Transactions (the "Lock Up Period"), the undersigned will not,  without the prior written  consent of the investors  holding a majority of the Common Stock underlying the Units, directly or indirectly,  (i) offer, sell, offer to sell,  contract to sell, hedge,  pledge, sell any option or contract to purchase,  purchase any option or contract to sell,  grant any option,  right or warrant  to  purchase  or sell (or  announce  any  offer,  sale,  offer of sale, contract of sale,  hedge,  pledge,  sale of any option or contract to  purchase, purchase  of any  option or  contract  of sale,  grant of any  option,  right or warrant to  purchase or other sale or  disposition),  or  otherwise  transfer or dispose of (or enter into any  transaction  or device  which is designed  to, or could be expected to, result in the disposition by any person at any time in the
future),   any  shares  of  Common  Stock,  Other  Securities,   or  Convertible
Securities,  beneficially  owned  (within  the  meaning of Rule 13d-3  under the
Securities  Exchange Act of 1934, as amended),  by the  undersigned  on the date hereof or hereafter  acquired or (ii) enter into any swap or other  agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic  consequence  of ownership of the Common Stock,  Other  Securities,  or
Convertible Securities, whether any such swap or transaction described in clause
(i)  or  (ii)  above  is to be  settled  by  delivery  of  Common  Stock,  Other
Securities, or Convertible Securities, in cash or otherwise;  provided, however, that during the last  twelve (12) months of the Lock Up Period,  only fifty (50)
percent of the  undersigned's  Common Stock,  Other  Securities,  or Convertible
Securities shall be subject to the foregoing restrictions.

            Within  twelve (12)  months  following  the  initial  closing of the
Funding Transaction,  subject to the Lock Up Shares restriction on future sales, the Company shall file a registration statement with the SEC covering the resale of the shares of Common Stock held by founders and for management  shares issued and issuable under options and other awards, which shares may be included in any
Registration  Statement on Form SB-2 covering the resale of the shares of Common
Stock and warrants offered pursuant to the Founding Transaction.

            In furtherance of the foregoing,  the Company and its transfer agent are hereby  authorized  to decline to make any  transfer of  securities  if such transfer would constitute a violation or breach of this agreement.

            Notwithstanding  the foregoing,  the undersigned may transfer Common
Stock,  Other Securities,  or Convertible  Securities (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the  restrictions  set forth  herein,  (ii) to any trust, partnership,  corporation  or other  entity  formed for the  direct or  indirect benefit of the undersigned or the immediate family of the undersigned,  provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee  agrees in writing to be bound by the  restrictions set forth herein,  and  provided  further  that any such  transfer  shall  not  involve  a disposition for value or (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a  qualified  domestic  order,  provided  that  prior  to such  transfer  the transferee  executes an agreement  stating that the  transferee is receiving and holding the shares  subject to the  provisions of this  agreement.  For purposes hereof,  "immediate  family" shall mean any  relationship by blood,  marriage or adoption, not more remote than first cousin.

            The undersigned  understands that the Company and the investors will proceed with the Funding Transactions in reliance on this agreement.  Whether or not the Funding  Transactions  are  consummated  depends on a number of factors, including market conditions. The undersigned hereby represents and warrants that the  undersigned  has full power and authority to enter into this  agreement and that,  upon  request,  the  undersigned  will execute any  additional  documents necessary in connection  with the  enforcement  hereof.  Any  obligations of the
undersigned  shall  be  binding  upon  the  heirs,   personal   representatives,
successors and assigns of the undersigned.

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                                       2

            IN  WITNESS  WHEREOF,   the  undersigned  has  caused  this  Lock-Up
Agreement to be executed as of 23rd day of November 2005.

                                      HEALTH BENEFITS DIRECT CORP.

                                      By:   /s/ Scott Frohman
                                            -----------------
                                      Name:  Scott Frohman
                                      Title:

                                      Scott Frohman

                                      /s/ Scott Frohman
                                      ---------------------

                                      Charles Eissa

                                      /s/ Charles Eissa
                                      ---------------------

                                      Daniel Brauser

                                      /s/ Daniel Brauser
                                      ---------------------